EXHIBIT A (99.1)

           DIRECTORS AND EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY

     Set forth below is the name, business address and present occupation or employment of each director and executive officer of The Coca-Cola Company. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of The Coca-Cola Company who are also executive officers of The Coca-Cola Company are indicated by an asterisk. Except as indicated below, the business address of each executive officer of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, Georgia 30313.


DIRECTORS OF THE COCA-COLA COMPANY

                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                            ADDRESS
    ----                     --------------------                         -------

Douglas N. Daft*        Chairman of the Board of Directors
                        and Chief Executive Officer of The
                        Coca-Cola Company

                        Mr. Daft is a citizen of Australia.

Herbert A. Allen        President and Chief Executive                   Allen & Company
                        Officer of Allen & Company                        Incorporated
                        Incorporated, a privately held                  711 Fifth Avenue
                        investment banking firm                         New York, NY 10022

Ronald W. Allen         Consultant to and advisory director             Monarch Tower
                        of Delta Air Lines, Inc., a major               Suite 1745
                        U.S. air transportation company                 3424 Peachtree Road, N.E.
                                                                        Atlanta, GA  30326

Cathleen P. Black       President of Hearst Magazines, a                Hearst Magazines
                        unit of The Hearst Corporation, a               959 8th Avenue
                        major media and communications                  New York, NY 10019
                        company

Warren E. Buffett       Chairman of the Board of Directors              Berkshire Hathaway Inc.
                        and Chief Executive Officer of                  1440 Kiewit Plaza
                        Berkshire Hathaway Inc., a                      Omaha, NE 68131
                        diversified holding company

Barry Diller            Chairman of the Board and Chief                 USA Networks, Inc.
                        Executive Officer of USA Networks,              152 W. 57th Street
                        Inc., an information, entertainment             42nd Floor
                        and direct selling company                      New York, NY  10019

Susan B. King           President of The Leadership                     Duke University
                        Initiative, a support corporation               The Leadership Initiative
                        of Duke University, charged with                Box 90545
                        the establishment of undergraduate              Durham, NC 27708-0545
                        college leadership programs


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                            ADDRESS
    ----                     --------------------                         -------

Donald F. McHenry       Distinguished Professor in the                  The IRC Group, LLC
                        Practice of Diplomacy and                       1320 19th Street, N.W.
                        International Affairs, Georgetown               Suite 410
                        University; a principal owner and               Washington, D.C. 20036
                        President of The IRC Group, LLC, a
                        New York City and Washington, D.C.
                        consulting firm

Robert L. Nardelli      Chairman of the Board, President and             The Home Depot, Inc.
                        Chief Executive Officer of The Home             2455 Paces Ferry Road, NW
                        Depot, Inc., a major home improvement           Atlanta, GA  30339-4024
                        retailer

Sam Nunn                Partner in the law firm of King &               King & Spalding
                        Spalding since January 1997                     191 Peachtree Street
                                                                        Atlanta, GA 30303-1763

Paul F. Oreffice        Retired as Chairman of the Board                11120 North 107th Way
                        of Directors and Chief Executive                Scottsdale, AZ 85259
                        Officer of The Dow Chemical
                        Company in 1992 (The Dow Chemical
                        Company is a diversified chemical,
                        metals, plastics and packaging
                        company)

James D. Robinson III   Chairman and Chief Executive                    RRE Investors, LLC
                        Officer of RRE Investors, LLC, a                22nd Floor
                        private information technology                  126 East 56th Street
                        venture investment firm; General                New York, NY 10022
                        Partner of RRE Ventures, L.P.; and
                        Chairman of Violy, Byorum &
                        Partners Holdings, LLC, a private
                        firm specializing in financial
                        advisory and investment banking
                        activities in Latin America

Peter V. Ueberroth      Investor and Chairman of The                    The Contrarian Group, Inc.
                        Contrarian Group, Inc., a business              Suite 111
                        management company                              1071 Camelback Street
                                                                        Newport Beach, CA 92660

James B. Williams       Director and Chairman of the                    SunTrust Banks, Inc.
                        Executive Committee of SunTrust                 P.O. Box 4418
                        Banks, Inc., a bank holding                     Atlanta, GA 30302
                        company



EXECUTIVE OFFICERS OF THE COCA-COLA COMPANY


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                        ADDRESS
    ----                     --------------------                     -------

Douglas N. Daft*        Chairman of the Board of Directors
                        and Chief Executive Officer of The
                        Coca-Cola Company

                        Mr. Daft is a citizen of Australia.

Brian G. Dyson          Vice Chairman and Chief Operating Officer

                        Mr. Dyson is a citizen of Argentina

Jeffrey T. Dunn         Executive Vice President and President
                        and Chief Operating Officer, Coca-Cola North
                        America

Steven J. Heyer         Executive Vice President and President
                        and Chief Operating Officer, Coca-Cola
                        Ventures

Mary Minnick            Executive Vice President and Chief Operating
                        Officer, Asia Group

Alexander R.C. Allan    Executive Vice President and President
                        and Chief Operating Officer, Europe,
                        Eurasia and Middle East Group

Alexander B. Cumming,   Executive Vice President and President,
Jr.                     Africa Group

Carl Ware               Executive Vice President, Public Affairs

Deval L. Patrick        Executive Vice President and General
                        Counsel

Gary P. Fayard          Senior Vice President and Chief Financial
                        Officer

Stephen C. Jones        Senior Vice President and Chief Marketing
                        Officer

      MANAGERS AND EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY LLC

     Set forth below is the name, business address and present occupation or employment of each manager and executive officer of The Coca-Cola Trading Company LLC. Except as indicated below, each such person is a citizen of the United States. None of the managers and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Managers of The Coca-Cola Trading Company LLC who are also executive officers of The Coca-Cola Trading Company LLC are indicated by an asterisk. Except as indicated below, the business address of each manager and executive officer of The Coca-Cola Trading Company LLC is One Coca-Cola Plaza, Atlanta, Georgia 30313.


MANAGERS OF THE COCA-COLA TRADING COMPANY, LLC


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                         ADDRESS
    ----                     --------------------                      -------
Steven J. Heyer         Executive Vice President of The Coca-Cola
                        Company; President and Chief Executive
                        Officer, Coca-Cola Ventures

Gary P. Fayard*         Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company

Deval L. Patrick        Executive Vice President and General
                        Counsel of The Coca-Cola Company

            EXECUTIVE OFFICERS OF THE COCA-COLA TRADING COMPANY LLC


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                         ADDRESS
    ----                     --------------------                      -------
Kenneth L. Carty        Assistant Vice President and Director of
                        Global Procurement and Trading of The
                        Coca-Cola Company; President of The
                        Coca-Cola Trading Company LLC

Steve M. Whaley         Vice President and General Tax Counsel of
                        The Coca-Cola Company; Vice President,
                        General Tax Counsel and Assistant
                        Treasurer of The Coca-Cola Trading
                        Company LLC

Gary P. Fayard          Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company; Vice
                        President and Chief Financial Officer of
                        The Coca-Cola Trading Company LLC

Vincent M. Gioe         Chief Financial Officer, Commercial
                        Product Supply of The Coca-Cola Company;
                        Vice President - Finance of The Coca-Cola
                        Trading Company LLC

G. Lynette White        Director of Marketing Finance of The
                        Coca-Cola Company; Vice President of The
                        Coca-Cola Trading Company LLC

William L. Hovis        Director of Global Products of The
                        Coca-Cola Company; Vice President of The
                        Coca-Cola Trading Company LLC

Frederick Yochum        Vice President of The Coca-Cola Company;
                        Director of Commercial Products Supply of
                        The Coca-Cola Company; Vice President of
                        The Coca-Cola Trading Company LLC

David M. Taggart        Vice President and Treasurer of The
                        Coca-Cola Company; Treasurer of The
                        Coca-Cola Trading Company LLC

Eduardo M. Carreras     Senior Intellectual Property Counsel of
                        The Coca-Cola Company; General Counsel of
                        The Coca-Cola Trading Company LLC

           DIRECTORS AND EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Coca-Cola Oasis, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Coca-Cola Oasis, Inc. who are also executive officers of Coca-Cola Oasis, Inc. are indicated by an asterisk. Except as indicated below, the business address of each director and executive officer of Coca-Cola Oasis, Inc. is One Coca-Cola Plaza, Atlanta, Georgia 30313.


DIRECTORS OF COCA-COLA OASIS, INC.


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                        ADDRESS
    ----                     --------------------                     -------
Steven J. Heyer         Executive Vice President of The Coca-Cola
                        Company; President and Chief Executive
                        Officer, Coca-Cola Ventures

Gary P. Fayard*         Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company

Charles B. Fruit*       Senior Vice President, Worldwide Media and
                        Alliances of The Coca-Cola Company

EXECUTIVE OFFICERS OF COCA-COLA OASIS, INC.


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                         ADDRESS
    ----                     --------------------                      -------
Charles B. Fruit        Senior Vice President, Worldwide Media
                        and Alliances of The Coca-Cola Company;
                        President of Coca-Cola Oasis, Inc.

Gary P. Fayard          Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company; Chief
                        Financial Officer of Coca-Cola Oasis,
                        Inc.

David M. Taggart        Vice President and Treasurer of The
                        Coca-Cola Company; Vice President and
                        Treasurer of Coca-Cola Oasis, Inc.

Steve M. Whaley         Vice President and General Tax Counsel of
                        The Coca-Cola Company; Vice President and
                        General Tax Counsel of Coca-Cola Oasis,
                        Inc.

G. Lynette White        Director of Marketing Finance of The
                        Coca-Cola Company; Vice President of The
                        Coca-Cola Trading Company LLC; Vice President of Coca-Cola Oasis, Inc.

             DIRECTORS AND EXECUTIVE OFFICERS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.

     Set forth below is the name, business address, present occupation or employment of each director and executive officer of Carolina Coca-Cola Bottling Investments, Inc. Except as indicated below, each such person is a citizen of the United States. None of the directors and executive officers named below beneficially owns any Common Stock or Class B Common Stock of Coca-Cola Bottling Co. Consolidated. Directors of Carolina Coca-Cola Bottling Investments, Inc. who are also executive officers of Carolina Coca-Cola Bottling Investments, Inc. are indicated by an asterisk. Except as indicated below, the business address of each director and executive officer of Carolina Coca-Cola Bottling Investments, Inc. is One Coca-Cola Plaza, Atlanta, Georgia 30313.

DIRECTORS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                         ADDRESS
    ----                     --------------------                      -------
Gary P. Fayard*         Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company

Connie D. McDaniel*     Vice President and Controller of The
                        Coca-Cola Company

David M. Taggart*       Vice President and Treasurer of The
                        Coca-Cola Company



                                  Page18 of 19

EXECUTIVE OFFICERS OF CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.


                             PRINCIPAL OCCUPATION
    NAME                         OR EMPLOYMENT                         ADDRESS
    ----                     --------------------                      -------
Gary P. Fayard          Senior Vice President and Chief Financial
                        Officer of The Coca-Cola Company;
                        President of Carolina Coca-Cola Bottling
                        Investments, Inc.

Connie D. McDaniel      Vice President and Controller of The
                        Coca-Cola Company; Vice President and
                        Chief Financial Officer of Carolina
                        Coca-Cola Bottling Investments, Inc.

David M. Taggart        Vice President and Treasurer of The
                        Coca-Cola Company; Vice President,
                        Treasurer and Assistant Secretary of
                        Carolina Coca-Cola Bottling Investments,
                        Inc.





                                 Page 19 of 19


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